EXHIBIT 99.1
                                                     [NATIONWIDE FINANCIAL LOGO]
Contacts:
Nationwide Financial
Kevin G. O'Brien               Bryan Haviland
AVP, Investor Relations        Public Relations Officer
614-677-5331                   614-677-7767

Provident Mutual Life Insurance
Chuck Hall
Communication Leader
610-407-1162

August 8, 2001

                         Nationwide Financial to Sponsor
                      Provident Mutual Life Demutualization
           Nationwide Financial will acquire 100% of Provident Mutual for $1.56 billion upon demutualization

COLUMBUS, OH & BERWYN, PA -- Nationwide Financial Services, Inc. (NYSE: NFS), and Provident Mutual Life Insurance Company ("Provident Mutual") today announced that they have entered into a definitive agreement under which Nationwide Financial will acquire Provident Mutual in a sponsored demutualization. Eligible members of Provident Mutual will receive shares of Nationwide Financial Services, Inc., common stock, cash and policy credits with an aggregate value of $1.56 billion in connection with the transaction. The transaction, which has been approved by the boards of directors of both companies, is expected to close in the second quarter of 2002 and should be immediately accretive to Nationwide Financial's earnings.

"We are very pleased to have reached this agreement with Provident Mutual, whose strong positions in the variable life insurance and retirement savings markets will enhance our business, both in terms of products and distribution," said Jerry Jurgensen, chairman and chief executive officer of Nationwide Financial. "This transaction represents an outstanding strategic fit for both companies, creating significant value for both Nationwide Financial shareholders and Provident Mutual policyholders."

Upon close of the transaction, Nationwide Financial will become the nation's third largest provider of variable life insurance, a key growth market for the company. In addition, Provident Mutual's 768 career financial consultants, 1,100 independent agents, its affiliated broker-dealer 1717 Capital Management Company, and retirement savings sales force will provide Nationwide Financial with important new distribution and growth opportunities.

"We are excited to be joining Nationwide Financial, a proven market leader," added Robert W. Kloss, chairman, president and chief executive officer of Provident Mutual. "In selecting a partner, it was critical that we join an organization that had the strength and resources to deliver value to our policyholders, expand financial solutions for our customers and create significant opportunities for our producers and associates."
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Insurance o Financial Services o On Your Side               One Nationwide Plaza
                                                         Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com

NFS to sponsor Provident Mutual demutualization -- 2

It is expected that Nationwide Financial will issue more than 26 million common shares in connection with the transaction, more than doubling the public float for NFS and reducing the ownership of Nationwide Mutual Insurance Company to approximately 68 percent. The transaction is subject to normal closing conditions, including appropriate member and regulatory approvals of the demutualization.

Management of Nationwide Financial and Provident Mutual will host a conference call today, August 8, 2001 at 10:00am ET to discuss the transaction. To listen to the call, dial (630) 395-0032 and enter passcode NFS. Please call 15 minutes in advance to establish a connection. A replay of the call will be available through August 15, 2001 by dialing (402) 998-0753. The call will also be broadcast live over the internet with a link available on both Nationwide Financial's and Provident Mutual's websites.

Columbus-based Nationwide Financial is the holding company for the retirement savings operations of Nationwide which owns 81.3 percent of the outstanding common shares of NFS. The major operating subsidiary of NFS is Nationwide Life Insurance Company, the country's 6th largest life insurer.

Provident Mutual Life Insurance Company, based in Berwyn, PA, specializes in marketing asset accumulation, wealth preservation, life insurance, retirement and investment products to the affluent and business markets. Provident Mutual also has a substantial presence in Newark, DE where its service and technology center is operated.















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Insurance o Financial Services o On Your Side               One Nationwide Plaza
                                                         Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com

NFS to sponsor Provident Mutual demutualization -- 3


Forward Looking Information

The information included herein contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of Nationwide Financial Service, Inc. (the "Company"). These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include, among others, the following possibilities: (i) Nationwide Corporation's control of the Company through its beneficial ownership of approximately 97.8 percent of the combined voting power of all the outstanding common stock and approximately 81.3 percent of the economic interest in the Company; (ii) the Company's primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the Company's subsidiaries to pay such dividends; (iii) the potential impact on the Company's reported net income that could result from the adoption of certain accounting standards issued by the FASB; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vi) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; (vii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (viii) inability to carry out marketing and sales plans, including, among others, changes to certain products and acceptance of the revised products in the market; (ix) changes in interest rates and the stock markets causing a reduction of investment income or asset fees, reduction in the value of the Company's investment portfolio or a reduction in the demand for the Company's products; (x) general economic and business conditions which are less favorable than expected; (xi) unanticipated changes in industry trends and ratings assigned by nationally recognized statistical rating organizations, and
(xii) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts.

The Company may have to file with the Securities and Exchange Commission (the "SEC") a registration statement including a prospectus relating to the shares of class A common stock of the Company to be issued in the proposed transaction. WE URGE INVESTORS TO READ THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC SHOULD THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a copy of the prospectus (if and when available) and other documents filed by the Company free of charge at the SEC's web site, www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, reports, proxy statements and other information concerning the Company can be inspected at the offices of the New York Stock Exchange, Inc., whose address is 20 Broad Street, New York, N.Y. 10005, where certain securities of the Company are listed. You can also obtain information about the Company on its web site, the address of which www.nationwidefinancial.com. You can obtain information about Provident Mutual on its web site, the address of which is www.providentmutual.com. In addition, documents filed by the Company with the SEC can be obtained by contacting the Company at the following address: Nationwide Financial, Investor Relations, One Nationwide Plaza, Columbus, OH 43215.




Insurance o Financial Services o On Your Side               One Nationwide Plaza
                                                         Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com